UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Chenghe Acquisition I Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Chenghe Acquisition I Co.

38 Beach Road #29-11

South Beach Tower

Singapore

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 9:00 a.m. E.S.T. on October 14, 2024

TO THE SHAREHOLDERS OF CHENGHE ACQUISITION I CO.:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Chenghe Acquisition I Co. (“we,” “us,” “our” or the “Company”) to be held virtually via a live webcast at 9:00 a.m. E.S.T. on October 14, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/chengheacquisitioni/2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 6906198#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically.

Even if you are planning on attending the extraordinary general meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy or by voting by Internet by following the instructions on the enclosed proxy card, so your shares will be represented at the Extraordinary General Meeting. Instructions on voting your shares are on the proxy materials you received for the Extraordinary General Meeting. Even if you plan to attend Extraordinary General Meeting online, it is strongly recommended you complete and return your proxy card before the Extraordinary General Meeting date, to ensure that your shares will be represented at the Extraordinary General Meeting.

The accompanying proxy statement (the “Proxy Statement”) is dated September 30, 2024 and is first being mailed to shareholders of the Company on or about October 2, 2024. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Articles Amendment Proposals – to approve, as special resolutions, two separate proposals relating to the amendment of the Articles:

(a)	The Extension Amendment Proposal – as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as amended by a special resolution of the Company’s shareholders on April 13, 2023 and October 25, 2023, the “Articles”) as provided by the resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend (the “Extension”) the date (the “Termination Date”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s then issued and outstanding Class A ordinary shares (the “public shares”), from October 27, 2024 to November 27, 2024 for a deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting; and to allow the Company, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company (the “Board”), to further extend the Termination Date for up to five times, each time by one month, from November 27, 2024 up to April 27, 2025, and each time for the deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting. For the avoidance of doubt, the Company may, by resolutions of the Board, terminate any Second Phase Extension Period (as defined below) at any time up to the applicable Extended Date (as defined below), provided that the Company shall have deposited the applicable Second Phase Extension Contribution (as defined below) for such Second Phase Extension Period (as defined below); and

(b)	The Dissolution Expenses Amendment Proposal – as a special resolution, the amendment of the Articles as provided by the resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Dissolution Expenses Amendment”) to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the trust account (the “Trust Account”) established in connection with the initial public offering (“IPO”) of the Company’s securities to pay dissolution expenses if the Company fails to consummate a business combination by the Termination Date (the “Dissolution Expenses Amendment Proposal” and together with the Extension Amendment Proposal, the “Articles Amendment Proposals”).

2.	Proposal No. 2 – The Trust Amendment Proposal – to approve, by the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding shares of the Company who attend and vote at the Extraordinary General Meeting, as provided in Annex B to the accompanying Proxy Statement, Amendment No. 4 to the Investment Management Trust Agreement, dated January 24, 2022, as amended on April 13, 2023, October 25, 2023 and November 8, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to (i) reflect the Extension and (ii) the Dissolution Expenses Amendment (the “Trust Amendment Proposal” and together with the Articles Amendment Proposals, the “Proposals”).

3.	Proposal No. 3 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or (y) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) or (z) if the Board determines that it is no longer desirable to proceed with the Proposals (the “Adjournment Proposal”).

In the accompanying Proxy Statement, we refer to (a) the extension period from October 27, 2024 (exclusive) to November 27, 2024 (inclusive) as the “First Phase Extension Period,” (b) each one-month extension period from November 27, 2024 (exclusive) until April 27, 2025 (inclusive) as a “Second Phase Extension Period” (each of the First Phase Extension Period and Second Phase Extension Period, the “Extension Period”), (c) the last of day each Extension Period as an “Extended Date,” (d) the deposit for the First Phase Extension Period as the “First Phase Extension Contribution,” and (e) each deposit for each Second Phase Extension Period as a “Second Phase Extension Contribution” (each of the First Phase Extension Contribution and the Second Phase Extension Contributions, an “Extension Contribution” and collectively, the “Extension Contributions”).

Each of the Articles Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. Each of the Proposals is cross-conditioned on the approval of the others.

The purpose of the Proposals is to allow us more time to consummate an initial business combination.

On September 29, 2023, the Company, LatAmGrowth Sponsor LLC, a Delaware limited liability company (the “Old Sponsor”), and Chenghe Investment I Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “New Sponsor” and, together with the Old Sponsor, the “Sponsors”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), and on October 6, 2023 the Old Sponsor and the New Sponsor consummated the transactions contemplated by the Purchase Agreement (the “Sponsor Sale”) pursuant to which the New Sponsor acquired an aggregate of (i) 2,650,000 Class B ordinary shares, par value $0.0001 per share of the Company (“Class B ordinary shares” or “founder shares,” and together with the public shares, the “ordinary shares”) and (ii) 7,900,000 warrants which were issued by the Company simultaneous upon the closing of the IPO in a private placement and which allow the holders thereof to purchase Class A ordinary shares, par value $0.0001 per share of the Company (“Private Placement Warrants”) held by the Old Sponsor for an aggregate purchase price of $1.00 plus New Sponsor’s agreement to deposit into the Trust Account (a) on the closing of the Sponsor Sale, $450,000 for due and payable extension contribution payment incurred prior to the date of the Purchase Agreement and (b) on any other applicable due date, other extension payments that may become due after the Sponsor Sale, and in accordance with the terms of, the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, dated January 24, 2022 (the “Investment Management Trust Agreement”). Following the completion of the Sponsor Sale, the Old Sponsor owns 600,000 Class B ordinary shares and no Private Placement Warrants.

On October 25, 2023, the Company held an extraordinary general meeting at which the shareholders approved the proposals to (i) amend the Company’s amended and restated memorandum and articles of association to extend the Termination Date up to October 27, 2024, (ii) amend the Investment Management Trust Agreement to reflect such extension and to allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank and (iii) change the Company’s name from LatAmGrowth SPAC to Chenghe Acquisition I Co. To reflect the name change, the Investment Management Trust Agreement was further amended on November 8, 2023 pursuant to Amendment No.3 to the Investment Management Trust Agreement.

As previously announced, on December 22, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement”) with FST Corp., a Cayman Islands exempted company limited by shares (“CayCo”), FST Merger Ltd., a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of CayCo (“Merger Sub”) and Femco Steel Technology Co., Ltd., a company limited by shares incorporated and in existence under the laws of Taiwan with uniform commercial number of 04465819 (“FST” and together with CayCo and Merger Sub, the “FST Parties”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company with the Company being the surviving company and as a direct, wholly owned subsidiary of CayCo (the “Merger”), and the Company will change its name to “FST Ltd.” (the “Business Combination”).

On September 10, 2024, the Company and FST Parties entered into an amendment to the Business Combination Agreement extending the Agreement End Date from 5:00 p.m. (Hong Kong time) on October 26, 2024 to 5:00 p.m. (Hong Kong time) on January 26, 2025 (or such later time mutually agreed upon by the Company and FST) (the “First BCA Amendment”). The Business Combination Agreement may be terminated and the transactions contemplated therein abandoned at any time prior to the closing by FST or the Company if the closing have not occurred by the Agreement End Date; provided that neither FST nor the Company may terminate the Business Combination Agreement if it is in material breach of any of its obligations under the Business Combination Agreement and such material breach causes, or results in, either (i) the failure to satisfy the conditions to the obligations of the terminating party to consummate the closing prior to the Agreement End Date or (ii) the failure of the closing to have occurred prior to the Agreement End Date.

The Articles currently provide that we have until October 27, 2024 to consummate our initial business combination, or until such later date as may be approved by the Company’s shareholders in accordance with the Articles. The Board has determined that there may not be sufficient time before October 27, 2024 to complete an initial business combination. While we are using our best efforts to complete the Business Combination contemplated by the Business Combination Agreement as soon as practicable, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. For more information regarding the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination Agreement that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 22, 2023. For additional information on the First BCA Amendment, please see the Company’s Current Reports on Form 8-K, as filed with the SEC on September 10, 2024.

If the Proposals are approved, the Company has agreed to contribute to the Trust Account, with respect to each Extension Period, the applicable Extension Contribution. The First Phase Extension Contribution will be deposit into the Trust Account on or before November 4, 2024, and each Second Phase Extension Contribution will be deposited into the Trust Account on or before the seventh day of the applicable Second Phase Extension Period. If any day when the Company is scheduled to deposit an Extension Contribution is not a business day in New York City, New York, or Hong Kong, the Company is entitled to make such Extension Contribution on the immediate next day which is a business day in New York City, New York and Hong Kong. Under the Business Combination Agreement, FST agreed to bear all of the fees and costs relating to the extension of the Company’s Termination Date not exceeding $80,000 per month. If the Business Combination Agreement is terminated by FST due to the Company’s shareholders’ failure to approve the Business Combination or the Company’s material breach of its obligations as described in the Business Combination Agreement, the Company shall pay and reimburse FST the Extension Contribution(s) FST has deposited in the Trust Account with funds held outside of the Trust Account.

The Extension Contributions will not occur if the Proposals are not approved or the Extension is not completed.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Proposals and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make the Election, such public shareholder will retain the right to vote on any proposed initial business combination in the future and the right to redeem its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.

We are not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed business combination is approved and completed or the Company has not completed an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

The Company is listed on The Nasdaq Global Market. Nasdaq Listing Rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be January 27, 2025. Nasdaq Listing Rule IM-5810-1 provides that Nasdaq will inform a company that its securities are immediately subject to suspension and delisting in the event that the company fails to comply with rule IM-5101-2. If the Proposals are approved and the Company elects to extend the Termination Date of the Company beyond January 27, 2025, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the Company’s securities will be delisted and such delisting could limit investors’ ability to make transactions in its securities and subject the Company to additional trading restrictions. For further information on risks associated with the approval of the Extension Amendment Proposal, please refer to “Risk Factors – The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

Based upon the amount in the Trust Account as of September 20, 2024, which was approximately $45,706,278.91, we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $11.60 at the time of the Extraordinary General Meeting. The closing price of the public shares on the Nasdaq on September 27, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $11.56. We cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON October 10, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE IN THE ACCOMPANYING PROXY STATEMENT.

The Dissolution Expenses Amendment Proposal, if adopted, will restrict the Company from accessing interest earned on the funds held in the Trust Account to pay dissolution expenses of the Company if the Company fails to consummate a business combination by the Termination Date.

The Trust Amendment Proposal is necessary to reflect the Extension Amendment and the Dissolution Expenses Amendment in the Trust Agreement, if the Articles Amendment Proposals are adopted.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or, if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of Nasdaq or if the Board determines that it is no longer desirable to proceed with the Proposals.

If the Proposals are not approved and we do not consummate our initial business combination by October 27, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsors, will not receive any monies held in the Trust Account pursuant to the letter agreement dated as of January 24, 2022, by and among the Company, the Old Sponsor and the insiders listed thereunder, entered in connection with the IPO, as amended by a joinder agreement to the letter agreement, dated as of October 6, 2023, pursuant to which the New Sponsor became a party thereunder (the “Letter Agreement”).

Approval of each of the Articles Amendment Proposals requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Approval of the Trust Amendment Proposal requires affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding ordinary shares that attend and vote at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on September 20, 2024 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the proposals and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

September 30, 2024

By Order of the Board of Directors
/s/ Yixuan Yuan
Yixuan Yuan, Chief Executive Officer
(Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote at the Extraordinary General Meeting by virtual means as provided in the accompanying Proxy Statement. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (by virtual means as provided in the accompanying Proxy Statement). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on October 14, 2024. This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/chengheacquisitioni/2024.

Chenghe Acquisition I Co.

38 Beach Road #29-11
South Beach Tower
Singapore

EXTRAORDINARY GENERAL MEETING

To Be Held On October 14, 2024

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Chenghe Acquisition I Co. (“we,” “us,” “our” or the “Company”) will be held virtually via a live webcast at 9:00 a.m. E.S.T. on October 14, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/chengheacquisitioni/2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 6906198#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

1.	Proposal No. 1 – The Articles Amendment Proposals – to approve, as special resolutions, two separate proposals relating to the amendment of the Articles:

(a)	The Extension Amendment Proposal – as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association, as amended (as amended by a special resolution of the Company’s shareholders on April 13, 2023 and October 25, 2023, the “Articles”) as provided by the resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend (the “Extension”) the date (the “Termination Date”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s then issued and outstanding Class A ordinary shares (the “public shares”), from October 27, 2024 to November 27, 2024 for a deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting; and to allow the Company, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company (the “Board”), to further extend the Termination Date for up to five times, each time by one month, from November 27, 2024 up to April 27, 2025, and each time for the deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting. For the avoidance of doubt, the Company may, by resolutions of the Board, terminate any Second Phase Extension Period (as defined below) at any time up to the applicable Extended Date (as defined below), provided that the Company shall have deposited the applicable Second Phase Extension Contribution (as defined below) for such Second Phase Extension Period (as defined below); and

(b)	The Dissolution Expenses Amendment Proposal – as a special resolution, the amendment of the Articles as provided by the resolution in the form set forth in Annex A to this Proxy Statement (the “Dissolution Expenses Amendment”) to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the trust account (the “Trust Account”) established in connection with the initial public offering (“IPO”) of the Company’s securities to pay dissolution expenses if the Company fails to consummate a business combination by the Termination Date (the “Dissolution Expenses Amendment Proposal” and together with the Extension Amendment Proposal, the “Articles Amendment Proposals”).

2.	Proposal No. 2 – The Trust Amendment Proposal – to approve, by the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding shares of the Company who attend and vote at the Extraordinary General Meeting, as provided in Annex B to this Proxy Statement, Amendment No. 4 to the Investment Management Trust Agreement, dated January 24, 2022, as amended on April 13, 2023, October 25, 2023 and November 8, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to (i) reflect the Extension and (ii) the Dissolution Expenses Amendment (the “Trust Amendment Proposal” and together with the Articles Amendment Proposals, the “Proposals”).

3.	Proposal No. 3 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or (y) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) or (z) if the Board determines that it is no longer desirable to proceed with the Proposals (the “Adjournment Proposal”).

In this Proxy Statement, we refer to (a) the extension period from October 27, 2024 (exclusive) to November 27, 2024 (inclusive) as the “First Phase Extension Period,” (b) each one-month extension period from November 27, 2024 (exclusive) until April 27, 2025 (inclusive) as a “Second Phase Extension Period” (each of the First Phase Extension Period and Second Phase Extension Period, the “Extension Period”), (c) the last of day each Extension Period as an “Extended Date,” (d) the deposit for the First Phase Extension Period as the “First Phase Extension Contribution,” and (e) each deposit for each Second Phase Extension Period as a “Second Phase Extension Contribution” (each of the First Phase Extension Contribution and the Second Phase Extension Contributions, an “Extension Contribution” and collectively, the “Extension Contributions”).

Each of the Proposals is cross-conditioned on the approval of the others.

The purpose of the Proposals is to allow us more time to consummate an initial business combination.

On September 29, 2023, the Company, LatAmGrowth Sponsor LLC, a Delaware limited liability company (the “Old Sponsor”), and Chenghe Investment I Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “New Sponsor” and, together with the Old Sponsor, the “Sponsors”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), and on October 6, 2023 the Old Sponsor and the New Sponsor consummated the transactions contemplated by the Purchase Agreement (the “Sponsor Sale”) pursuant to which the New Sponsor acquired an aggregate of (i) 2,650,000 Class B ordinary shares, par value $0.0001 per share of the Company (“Class B ordinary shares” or “founder shares,” and together with the public shares, the “ordinary shares”) and (ii) 7,900,000 warrants which were issued by the Company simultaneous upon the closing of the IPO in a private placement and which allow the holders thereof to purchase Class A ordinary shares, par value $0.0001 per share of the Company (“Private Placement Warrants”) held by the Old Sponsor for an aggregate purchase price of $1.00 plus New Sponsor’s agreement to deposit into the Trust Account (a) on the closing of the Sponsor Sale, $450,000 for due and payable extension contribution payment incurred prior to the date of the Purchase Agreement and (b) on any other applicable due date, other extension payments that may become due after the Sponsor Sale, and in accordance with the terms of, the Investment Management Trust Agreement by and between the Company and Continental Stock Transfer & Trust Company, dated January 24, 2022 (the “Investment Management Trust Agreement”). Following the completion of the Sponsor Sale, the Old Sponsor owns 600,000 Class B ordinary shares and no Private Placement Warrants.

On October 25, 2023, the Company held an extraordinary general meeting at which the shareholders approved the proposals to (i) amend the Company’s amended and restated memorandum and articles of association to extend the Termination Date up to October 27, 2024, (ii) amend the Investment Management Trust Agreement to reflect such extension and to allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank and (iii) change the Company’s name from LatAmGrowth SPAC to Chenghe Acquisition I Co. To reflect the name change, the Investment Management Trust Agreement was further amended on November 8, 2023 pursuant to Amendment No.3 to the Investment Management Trust Agreement.

As previously announced, on December 22, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement”) with FST Corp., a Cayman Islands exempted company limited by shares (“CayCo”), FST Merger Ltd., a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of CayCo (“Merger Sub”) and Femco Steel Technology Co., Ltd., a company limited by shares incorporated and in existence under the laws of Taiwan with uniform commercial number of 04465819 (“FST” and together with CayCo and Merger Sub, the “FST Parties”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company with the Company being the surviving company and as a direct, wholly owned subsidiary of CayCo (the “Merger”), and the Company will change its name to “FST Ltd.” (the “Business Combination”).

On September 10, 2024, the Company and FST Parties entered into an amendment to the Business Combination Agreement extending the Agreement End Date from 5:00 p.m. (Hong Kong time) on October 26, 2024 to 5:00 p.m. (Hong Kong time) on January 26, 2025 (or such later time mutually agreed upon by the Company and FST) (the “First BCA Amendment”). The Business Combination Agreement may be terminated and the transactions contemplated therein abandoned at any time prior to the closing by FST or the Company if the closing have not occurred by the Agreement End Date; provided that neither FST nor the Company may terminate the Business Combination Agreement if it is in material breach of any of its obligations under the Business Combination Agreement and such material breach causes, or results in, either (i) the failure to satisfy the conditions to the obligations of the terminating party to consummate the closing prior to the Agreement End Date or (ii) the failure of the closing to have occurred prior to the Agreement End Date.

The Articles currently provide that we have until October 27, 2024 to consummate our initial business combination, or until such later date as may be approved by the Company’s shareholders in accordance with the Articles. The Board has determined that there may not be sufficient time before October 27, 2024 to complete an initial business combination. While we are using our best efforts to complete the Business Combination contemplated by the Business Combination Agreement as soon as practicable, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date. For more information regarding the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination Agreement that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 22, 2023. For additional information on the First BCA Amendment, please see the Company’s Current Reports on Form 8-K, as filed with the SEC on September 10, 2024.

If the Proposals are approved, the Company has agreed to contribute to the Trust Account, with respect to each Extension Period, the applicable Extension Contribution. The First Phase Extension Contribution will be deposit into the Trust Account on or before November 4, 2024, and each Second Phase Extension Contribution will be deposited into the Trust Account on or before the seventh day of the applicable Second Phase Extension Period. If any day when the Company is scheduled to deposit an Extension Contribution is not a business day in New York City, New York, or Hong Kong, the Company is entitled to make such Extension Contribution on the immediate next day which is a business day in New York City, New York and Hong Kong. Under the Business Combination Agreement, FST agreed to bear all of the fees and costs relating to the extension of the Company’s Termination Date not exceeding $80,000 per month. If the Business Combination Agreement is terminated by FST due to the Company’s shareholders’ failure to approve the Business Combination or the Company’s material breach of its obligations as described in the Business Combination Agreement, the Company shall pay and reimburse FST the Extension Contribution(s) FST has deposited in the Trust Account with funds held outside of the Trust Account.

The Extension Contributions will not occur if the Proposals are not approved or the Extension is not completed.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Proposals and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Proposals, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make the Election, such public shareholder will retain the right to vote on any proposed initial business combination in the future and the right to redeem its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.

We are not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed business combination is approved and completed or the Company has not completed an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

The Company is listed on The Nasdaq Global Market. Nasdaq Listing Rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be January 27, 2025. Nasdaq Listing Rule IM-5810-1 provides that Nasdaq will inform a company that its securities are immediately subject to suspension and delisting in the event that the company fails to comply with rule IM-5101-2. If the Proposals are approved and the Company elects to extend the Termination Date of the Company beyond January 27, 2025, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the Company’s securities will be delisted and such delisting could limit investors’ ability to make transactions in its securities and subject the Company to additional trading restrictions. For further information on risks associated with the approval of the Extension Amendment Proposal, please refer to “Risk Factors – The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $45,706,278.91 that was in the Trust Account as of September 20, 2024. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Proposals are not approved and we do not consummate our initial business combination by October 27, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsors, will not receive any monies held in the Trust Account pursuant to the letter agreement dated as of January 24, 2022, by and among the Company, the Old Sponsor and the insiders listed thereunder, entered in connection with the IPO, as amended by a joinder agreement to the letter agreement, dated as of October 6, 2023, pursuant to which the New Sponsor became a party thereunder (the “Letter Agreement”).

Based upon the amount in the Trust Account as of September 20, 2024, which was $45,706,278.91, we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $11.60 at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on September 27, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $11.56. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Proposals are approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to us to pay taxes, divided by the number of then-outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Proposals are approved.

The Dissolution Expenses Amendment Proposal, if adopted, will restrict the Company from accessing interest earned on the funds held in the Trust Account to pay dissolution expenses of the Company if the Company fails to consummate a business combination by the Termination Date.

The Trust Amendment Proposal is necessary to reflect the Extension Amendment and the Dissolution Expenses Amendment in the Trust Agreement, if the Articles Amendment Proposals are adopted.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or, if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of Nasdaq or if the Board determines that it is no longer desirable to proceed with the Proposals.

Our Board has fixed the close of business on September 20, 2024 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 7,191,873 ordinary shares outstanding, of which 5,000,000 were public shares and 2,191,873 were founder shares. Of the 5,000,000 public shares, 1,058,127 shares are held by our New Sponsor and 3,941,873 shares are held by unaffiliated public shareholders. Of the 2,191,873 founder shares, 1,591,873 shares are held by our New Sponsor and 600,000 shares are held by our Old Sponsor. The founder shares carry voting rights in connection with the Proposals as the public shares. Our Sponsors, holding all of the founder shares and certain Class A ordinary shares, shall vote in favor of the Proposals pursuant to the Letter Agreement.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Sodali & Co. (“Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fixed fee of $15,000, plus associated disbursements, to reimburse the firm for its reasonable and documented costs and expenses, and an amount equal to 6% of certain fees for administration, technology, and research and data services with a minimum charge of $2,500 and to indemnify the firm and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our directors and officers will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated September 30, 2024 and is first being mailed to shareholders on or about October 2, 2024.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:	This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Extraordinary General Meeting to be held at 9:00 a.m. E.S.T. on October 14, 2024, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

The Company is a blank check company incorporated on May 20, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On January 27, 2022, the Company consummated the IPO of 13,000,000 units, with each unit consisting of one Class A ordinary Share and one-half of one redeemable warrant, at $10.00 per unit, generating gross proceeds of $130,000,000. Each whole warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share. BofA Securities, Inc. (“BofA”) and Banco BTG Pactual S.A. (“BTG Pactual”) acted as representatives of the underwriters for the IPO. On September 8, 2023, BofA delivered a letter to the Company to waive its entitlement to the payment of $2,275,000 deferred underwriting fee to be paid under the terms of the underwriting agreement (the “Underwriting Agreement”) dated January 24, 2022 entered into in connection with the IPO by and among the Company, BofA and BTG Pactual. On September 19, 2023, BTG Pactual delivered a letter to the Company to waive its entitlement to the payment of $2,275,000 deferring underwriting fee with respect to the Business Combination.

On June 2, 2021, the Old Sponsor paid $25,000, or approximately $0.007 per share, to cover certain offering costs in consideration for 3,737,500 Class B ordinary shares. In March 2022, the Old Sponsor effected a surrender of the 487,500 founder shares to the Company for no consideration upon expiration of the over-allotment option.

Simultaneously with the closing of the IPO, the Company consummated the sale of 7,900,000 warrants (the “Private Placement Warrants”), at a price of $1.00 per Private Placement Warrant in a private placement to the Old Sponsor, generating gross proceeds of $7,900,000. Upon the closing of the IPO, an amount of $132,600,000 from the net proceeds of the sale of public units in the IPO and the sale of Private Placement Warrants was placed in the Trust Account.

On September 29, 2023, the Company, the Old Sponsor and the New Sponsor entered into the Purchase Agreement and on October 6, 2023, the Sponsors consummated the Sponsor Sale, purchase to which the New Sponsor acquired an aggregate of (i) 2,650,000 Class B ordinary shares, and (ii) 7,900,000 Private Placement Warrants held by the Old Sponsor for an aggregate purchase price of $1.00 plus the New Sponsor’s agreement to deposit into the Trust Account (a) on the closing of the Sponsor Sale, $450,000 for due and payable extension contribution payments which was provided to the Company in the form of a promissory note from the New Sponsor incurred prior to the date of the Purchase Agreement and (b) on any other applicable due date, other extension payments that may become due after the Sponsor Sale, and in accordance with the terms of the Trust Agreement. On November 8, 2023, the New Sponsor notified the Company that it elected to convert 1,058,127 Class B ordinary shares held by itself to the same number of Class A ordinary shares. On November 16, 2023, 1,058,127 Class B ordinary shares held by the New Sponsor were converted into the same number of Class A ordinary shares. As of the record date, there were 5,000,000 Class A ordinary shares (3,941,873 shares are held by unaffiliated public shareholders and are subject to possible redemption) and 2,191,873 Class B ordinary shares of the Company (600,000 shares are held by the Old Sponsor), issued and outstanding.

On October 25, 2023, the Company held an extraordinary general meeting at which the shareholders approved the proposals to (i) amend the Company’s amended and restated memorandum and articles of association to extend the Termination Date up to October 27, 2024, (ii) amend the Investment Management Trust Agreement to reflect such extension and to allow the Company to maintain any remaining amount in its Trust Account in an interest bearing demand deposit account at a bank and (iii) change the Company’s name from LatAmGrowth SPAC to Chenghe Acquisition I Co. To reflect the name change, the Investment Management Trust Agreement was further amended on November 8, 2023 pursuant to Amendment No.3 to the Investment Management Trust Agreement.

As previously announced, on December 22, 2023, the Company entered into a business combination agreement with the FST Parties, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company with the Company being the surviving company and as a direct, wholly owned subsidiary of CayCo and the Company will change its name to “FST Ltd.”. On September 10, 2024, the Company and FST Parties entered into an amendment to the Business Combination Agreement extending the Agreement End Date from 5:00 p.m. (Hong Kong time) on October 26, 2024 to 5:00 p.m. (Hong Kong time) on January 26, 2025 (or such later time mutually agreed upon by the Company and FST).

The Articles currently provide that we have until October 27, 2024 to consummate our initial business combination, or until such later date as may be approved by the Company’s shareholders in accordance with the Articles. The Board has determined that there may not be sufficient time before October 27, 2024 to complete an initial business combination. While we are using our best efforts to complete the Business Combination contemplated by the Business Combination Agreement as soon as practicable, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date.

Q:	What is being voted on?

A:	You are being asked to vote on the following proposals:

1.	Proposal No. 1 – The Articles Amendment Proposals – to approve, as special resolutions, two separate proposals relating to the amendment of the Articles:

(a)	The Extension Amendment Proposal – as a special resolution, the amendment of the Company’s Articles as provided by the first resolution in the form set forth in Annex A to this Proxy Statement to extend the Termination Date from October 27, 2024 to November 27, 2024 for a deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting; and to allow the Company, without the need for any further approval of the Company’s shareholders, by resolutions of the Board, to further extend the Termination Date for up to five times, each time by one month, from November 27, 2024 to April 27, 2025, and each time for the deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting. For the avoidance of doubt, the Company may, by resolutions of the Board, terminate any Second Phase Extension Period (as defined below) at any time up to the applicable Extended Date (as defined below), provided that the Company shall have deposited the applicable Second Phase Extension Contribution (as defined below) for such Second Phase Extension Period (as defined below); and

(b)	The Dissolution Expenses Amendment Proposal – as a special resolution, the amendment of the Company’s Articles as provided by the first resolution in the form set forth in Annex A to this Proxy Statement to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the Termination Date.

2.	Proposal No. 2 – The Trust Amendment Proposal – to approve, by the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding shares of the Company who attend and vote at the Extraordinary General Meeting, as provided in Annex B to this Proxy Statement, Amendment No. 4 to the Investment Management Trust Agreement, to (i) reflect the Extension and (ii) the Dissolution Expenses Amendment.

3.	Proposal No. 3 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or (y) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of Nasdaq or (z) if the Board determines that it is no longer desirable to proceed with the Proposals.

Each of the Proposals are cross-conditioned on the approval of the others. We are not asking you to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed business combination is approved and completed or the Company has not completed an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, and the Company does not obtain an additional extension, the Company will redeem its public shares.

If the Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Proposals are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $45,706,278.91 that was in the Trust Account as of September 20, 2024. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Proposals are not approved and we do not consummate our initial business combination by October 27, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsors, will not receive any monies held in the Trust Account pursuant to the Letter Agreement.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:	Our Articles provide for the return of the funds held in the Trust Account to holders of public shares if we do not consummate a business combination on or before October 27, 2024.

The Board has determined that there may not be sufficient time before October 27, 2024 to complete an initial business combination. While we are using our best efforts to complete the Business Combination contemplated by the Business Combination Agreement as soon as practicable, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	The Extension Amendment Proposal would give us the opportunity to consummate a business combination, which our Board believes in the best interests of the Company. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

The Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why is the Company proposing the Dissolution Expenses Amendment Proposal?

A:	The Dissolution Expenses Amendment will restrict the Company from accessing interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the Termination Date, and as a result, public shareholders will receive higher per-share distribution.

Q:	Why should I vote “FOR” the Dissolution Expenses Amendment Proposal?

A:	The Board recommends that you vote in favor of the Dissolution Expenses Amendment Proposal for the same reasons you should vote in favor of the Extension Amendment Proposal. In addition, approval of the Dissolution Expenses Amendment Proposal is a condition to the implementation of the Extension and the approval of the Trust Amendment Proposal.

Q:	Why is the Company proposing the Trust Amendment Proposal?

A:	The Company is proposing the Trust Amendment Proposal to implement the Extension and the Dissolution Expenses Amendment.

Q:	Why should I vote “FOR” the Trust Amendment Proposal?

A:	The Board recommends that you vote in favor of the Trust Amendment Proposal for the same reasons you should vote in favor of the Extension Amendment Proposal. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension and the approval of the Dissolution Expenses Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	The Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Proposals or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. If the Adjournment Proposal is not approved by the shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes to approve the Proposals or if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of Nasdaq or if the Board determines that it is no longer desirable to proceed with the Proposals.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	Our New Sponsor owns 1,058,127 Class A ordinary shares and 1,591,873 founder shares, and our Old Sponsor owns 600,000 founder shares. Total number of the shares held by our Sponsors represent approximately 45.19% of our issued and outstanding ordinary shares. Such shares carry voting rights in connection with the Proposals. Pursuant to the Letter Agreement, the Sponsors shall vote any shares over which they have voting control in favor of the Proposals and, if presented, the Adjournment Proposal, and they are not entitled to redeem any shares held by them in connection with the Extension Amendment Proposal.

Subject to applicable securities laws (including with respect to material nonpublic information), our Sponsors, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the Extraordinary General Meeting. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as he, she or it remains the record holder of the shares in question, will not vote in favor of the Proposals and/or will not exercise such shareholder’s redemption rights with respect to the shares so purchased. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the funds held in the Trust Account. Any public shares held by or subsequently purchased by our affiliates will not be voted in favor of the Proposals. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsors, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Proposals or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Securities Exchange Act of 1934 (the “Exchange Act”). We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

Additionally, in the event our Sponsors, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

•	our proxy statement would disclose the possibility that our Sponsors, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

•	if our Sponsors, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

•	our proxy statement would include a representation that any of our securities purchased by our Sponsors, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the Proposals;

•	our Sponsors, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•	we would disclose in a Form 8-K, before our shareholder meeting, the following material items:

➢	the amount of our securities purchased outside of the redemption offer by our Sponsors, directors, officers, advisors or any of their respective affiliates, along with the purchase price;
➢	the purpose of the purchases by our Sponsors, directors, officers, advisors or any of their respective affiliates;
➢	the impact, if any, of the purchases by our Sponsors, directors, officers, advisors or any of their respective affiliates on the likelihood that the Proposals will be approved;
➢	the identities of our security holders who sold to our Sponsors, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsors, directors, officers, advisors or any of their respective affiliates; and
➢	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) reduce the number of public shares that are redeemed or (2) satisfy Nasdaq continued listing requirements. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Q:	What vote is required to adopt the Articles Amendment Proposals?

A:	The approval of each of the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What vote is required to approve the Trust Amendment Proposal?

A:	The approval of the Trust Amendment Proposal requires affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding ordinary shares that attend and vote at the Extraordinary General Meeting.

Q:	What vote is required to approve the Adjournment Proposal?

A:	The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:	What is a quorum requirement?

A:

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person (including by virtual means) or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 3,595,937 ordinary shares would be required to achieve a quorum. Our Sponsors in the aggregate hold 3,250,000 ordinary shares, therefore, we need 345,937 ordinary shares held by unaffiliated public shareholders to constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including by virtual means) at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Proposals?

A:	If you do not want any of the Proposals to be approved, you must vote “AGAINST” such proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established for the Extraordinary General Meeting but will have no effect on the outcome of the Proposals. Each of the Proposals is cross-conditioned on the approval of the others. If the Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.

Q:	What happens if the Proposals are not approved?

A:	If the Proposals are not approved and we do not consummate our initial business combination by October 27, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law

Q:	If the Proposals approved, what happens next?

A:	We will continue our efforts to consummate an initial business combination.

As previously announced, on December 22, 2023, the Company entered into the Business Combination Agreement, as amended by the First BCA Amendment. The Articles currently provides that the Company has until October 27, 2024 to complete an initial business combination. The Board has determined that there may not be sufficient time before October 27, 2024 to complete an initial business combination and in order to complete the Business Combination, it is appropriate to obtain the Extension. If the Extension is approved, the Company expects to continue using its best efforts to complete the Business Combination contemplated by the Business Combination Agreement as soon as practicable and seeking shareholders’ approval of an initial business combination. If shareholders approve an initial business combination, the Company expects to consummate such initial business combination as soon as possible following the shareholder approval and satisfaction of the other conditions to the consummation of such initial business combination.

Upon the approval of the Proposals by the requisite number of votes, the amendment to our Articles as set forth in Annex A hereto and the amendment to the Trust Agreement set forth in Annex B hereto will become effective.

If the Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsors as a result of their ownership of the founder shares and certain Class A ordinary shares.

Additionally, in connection with the approval of the Proposals, the Company has agreed to contribute to the Trust Account, with respect to each Extension Period, the applicable Extension Contribution. The First Phase Extension Contribution will be deposit into the Trust Account on or before November 4, 2024, and each Second Phase Extension Contribution will be deposited into the Trust Account on or before the seventh day of the applicable Second Phase Extension Period. If any day when the Company is scheduled to deposit an Extension Contribution is not a business day in New York City, New York, or Hong Kong, the Company is entitled to make such Extension Contribution on the immediate next day which is a business day in New York City, New York and Hong Kong. Under the Business Combination Agreement, FST agreed to bear all of the fees and costs relating to the extension of the Company’s Termination Date not exceeding $80,000 per month. If the Business Combination Agreement is terminated by FST due to the Company’s shareholders’ failure to approve the FST Business Combination or the Company’s material breach of its obligations as described in the Business Combination Agreement, the Company shall pay and reimburse FST the Extension Contribution(s) FST has deposited in the Trust Account with funds held outside of the Trust Account.

The Company is listed on The Nasdaq Global Market. Nasdaq Listing Rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be January 27, 2025. Nasdaq Listing Rule IM-5810-1 provides that Nasdaq will inform a company that its securities are immediately subject to suspension and delisting in the event that the company fails to comply with rule IM-5101-2. If the Proposals are approved and the Company elects to extend the Termination Date of the Company beyond January 27, 2025, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the Company’s securities will be delisted and such delisting could limit investors’ ability to make transactions in its securities and subject the Company to additional trading restrictions. For further information on risks associated with the approval of the Extension Amendment Proposal, please refer to “Risk Factors – The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

Q:	What happens to the Company warrants if the Proposals are not approved?

A:	If the Proposals are not approved and we do not consummate our initial business combination by October 27, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Q:	What happens to the Company warrants if the Proposals are approved and implemented?

A:	If the Proposals are approved and the Extension is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination and expire five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies (“SPACs”), on January 24, 2024, the SEC issued the SPAC Guidance relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, as amended. Whether a SPAC is an investment company will be a question of facts and circumstances under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, which involves an analysis of a SPAC’s activities, including the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company.

In an effort to mitigate the risk that we may be deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities held in the Trust Account on November 6, 2023 and to thereafter hold all funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of our Business Combination or our liquidation.

Q:	Who can vote at the Extraordinary General Meeting?

A:	Only holders of record of our ordinary shares at the close of business on September 20, 2024 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 7,191,873 ordinary shares (consisting of 5,000,000 Class A ordinary shares and 2,191,873 Class B ordinary shares) were outstanding and entitled to vote at the Extraordinary General Meeting.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (our “transfer agent”), then you are a shareholder of record. As a shareholder of record, you may vote in person (including by virtual means) at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Liquidation Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	What interests do the Company’s Sponsors, directors and officers have in the approval of the Proposals?

A:	Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares, public shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting—Interests of our Sponsors, Directors and Officers.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Proposals?

A:	Our shareholders do not have dissenters’ rights or appraisal rights in connection with the Proposals under Cayman Islands law.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes hereto, and to consider how the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:

If you are a holder of record of our ordinary shares, you may vote by virtual means as provided herein at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting by virtual means, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I change my vote?

A:	You may change your vote by sending a later-dated, signed proxy card to the Company’s solicitation agent Sodali, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting and voting virtually as provided below. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by Sodali prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual Extraordinary General Meeting should register for the meeting by October 7, 2024 (five business days prior to the date of the Extraordinary General Meeting).

To register for the Extraordinary General Meeting, please follow the following instructions as applicable to the nature of your ownership of ordinary shares:

•	If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Extraordinary General Meeting online, go to https://www.cstproxy.com/chengheacquisitioni/2024, enter the control number included on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•	Beneficial shareholders (those whose shares are held through a stock brokerage account or by a bank or other holder of record) who wish to attend the Extraordinary General Meeting online and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	How do I redeem my ordinary shares?

A:	Each of our public shareholders may submit an Election to, subject to the approval of the Proposals and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. If you do not make an Election to redeem your public shares, you will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.

You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)	prior to 5:00 p.m. Eastern Time, on October 10, 2024 (two business days prior to the scheduled vote at the Extraordinary General Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Proposals and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time, on October 10, 2024 (two business days before the scheduled vote at the Extraordinary General Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder, or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Tendering or delivering share certificates physically (if any) may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker US$100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders that request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Proposals will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders shares and the Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Proposals will not be approved. The Company anticipates that a public shareholder that tenders shares for redemption in connection with the vote to approve the Proposals would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the Redemption Election until such shares are redeemed for cash or returned to such shareholders.

Q:	How do I withdraw my election to redeem my ordinary shares?

A:

If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any request for redemption, once made, may be withdrawn at any time until the deadline for submitting redemption requests, and thereafter, the consent of the Company.

Q:	If I do not exercise my redemption rights in connection with the Extension Amendment Proposal, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:	Unless you validly elect to redeem your shares in connection with the Extension Amendment Proposal as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fixed fee of $15,000, plus associated disbursements, to reimburse the firm for its reasonable and documented costs and expenses, and an amount equal to 6% of certain fees for administration, technology, and research and data services with a minimum charge of $2,500 and to indemnify the firm and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Shareholders may call toll-free: +1 (800) 662-5200

Banks and Brokerage Firms, please call: +1 (800) 662-5200

Email: LATG.info@investor.sodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

Email: spacredemptions@continential.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 12, 2024, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on April 12, 2024, the Company’s subsequent Quarterly Reports on Form 10-Q and elsewhere in our filings with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Proposals involves a number of risks. Even if the Proposals are approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Proposals are approved, we expect to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem Class A ordinary shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve our initial business combination. Even if the Proposals or our initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of Class A ordinary shares on the open market. The price of Class A ordinary shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Class A ordinary shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rules and the SPAC Guidance described below.

The SEC has issued final rules and guidance relating to certain activities of special purpose acquisition companies. The need for compliance with these rules and guidance may increase the costs and the time needed to complete the Business Combination and may cause the Company to liquidate at an earlier time than it might otherwise choose.

On January 24, 2024, the SEC issued final rules (the “SPAC Rules”) relating to, among other things, disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; and the use of projections by SPACs in SEC filings in connection with proposed business combination transactions. The SPAC Rules became effective on July 1, 2024. In connection with the issuance of the SPAC Rules, the SEC also issued guidance (the “SPAC Guidance”) regarding the potential liability of certain participants in proposed business combination transactions and the extent to which SPACs could become subject to regulation under the Investment Company Act based on certain facts and circumstances such as duration, asset composition, sources of income, business purpose and activities of the SPAC and its management team in furtherance of such goals.

Certain of the procedures that we, FST, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SPAC Guidance, may increase the costs and the time required to consummate the Business Combination, and may constrain the circumstances under which we could complete the Business Combination. The need for compliance with the SPAC Rules and the SPAC Guidance may cause us to liquidate at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in a business combination target, including any potential price appreciation of its securities.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate and dissolve the Company.

As described above, the SPAC Guidance relates to, among other things, the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company will be a question of facts and circumstances under the subjective test of Section 3(a)(1)(A) of the Investment Company Act. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company.

It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

In an effort to mitigate the risk that we may be deemed to have been operating as an unregistered investment company under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities held in the Trust Account on November 6, 2023 and to thereafter hold all funds in the Trust Account in an interest bearing demand deposit account until the earlier of the consummation of our business combination or our liquidation. There can be no assurance that this action will foreclose a judicial or regulatory finding, or an allegation, that the Company is an investment company.

In the event the Proposals are approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash in connection with the Extension Amendment Proposal. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

The initial business combination may be delayed or ultimately prohibited since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”).

Certain investments that involve, directly or indirectly, the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by CFIUS. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” certain “critical infrastructure” and/or “sensitive personal data.”

If a potential initial business combination falls within CFIUS’s jurisdiction, the parties may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. The New Sponsor is a Cayman Islands limited liability company whose sole member is Chenghe Group Limited, a British Virgin Islands incorporated company controlled by Richard Qi Li. Mr. Li is a foreign person under the CFIUS regulations. Except as disclosed herein, the New Sponsor has no other substantial ties with a non-U.S. person. CayCo, being a Cayman Islands exempted company with limited liability, is a non-U.S. person. FST is a Taiwanese company limited by shares, and substantially all of its assets are located in Taiwan. FST has operations and sales in the United States.

While FST and the Company do not believe that the initial business combination would be subject to the jurisdiction of CFIUS because, post-Closing, neither the Company nor its investors will have any rights that trigger CFIUS’ jurisdiction (under 31 C.F.R. §§ 800.208, 211), if CFIUS decides to make an inquiry regarding the initial business combination and determines that it has jurisdiction over the Company’s initial business combination, CFIUS may decide to block or delay the Company’s initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order it to divest all or a portion of a U.S. business of the combined company if it had proceeded without first obtaining CFIUS clearance. The likelihood of a CFIUS inquiry concerning a potential business combination transaction generally tends to be higher if one or more “control” persons of a sponsor is from Hong Kong or the PRC, as is the case with the Company; Mr. Li is a permanent resident of Hong Kong.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because the Company has only a limited time to complete its initial business combination, its failure to obtain any required approvals within the requisite time period may require it to liquidate. If the Company winds up and liquidates, its Public Shareholders may only receive the redemption value per share, and its warrants will expire worthless. This will also cause investors to lose any potential investment opportunity in a target company and the chance of realizing future gains on the Company’s shareholders’ investment through any price appreciation in the combined company.

The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.

The Company is listed on The Nasdaq Global Market. Nasdaq Listing Rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be January 27, 2025. Nasdaq Listing Rule IM-5810-1 provides that Nasdaq will inform a company that its securities are immediately subject to suspension and delisting in the event of the company fails to comply with rule IM-5101-2. If the Proposals are approved and the Company elects to extend the Termination Date of the Company beyond January 27, 2025, such extension would extend the Company’s life beyond the 36-month deadline. As a result, Nasdaq will suspend or delist the Company’s securities, the only established trading market for the Company would be eliminated and the Company would seek to have its securities quoted on an over-the-counter market. If the Company’s securities are delisted, such delisting could limit investors’ ability to make transactions in the Company securities and subject the Company to additional trading restrictions. For more details, see “—In the event the Proposals are approved, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendments, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.”

In the event the Proposals are approved, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendments, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares and units are listed on the Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Pursuant to the terms of the Articles, in the event that the Proposals are approved, the Articles and Trust Agreement are amended, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements. We expect that if our Class A ordinary shares fail to meet Nasdaq’s continued listing requirements, our units will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our ordinary shares or units will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Articles. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. Effective September 18, 2023, the Company’s warrants were delisted due to the Company’s failure to maintain a minimum of $1,000,000 in aggregate market value of its outstanding warrants for continued listing under NASDAQ Listing Rule 5452(b)(C).

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•	a determination that our Class A ordinary shares constitute a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

We are a blank check company incorporated on May 20, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On January 27, 2022, we consummated our IPO of 13,000,000 units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to (together with any shares issued in exchange thereof) as the “public shares,” and one-half of one redeemable warrant, generating gross proceeds of $130,000,000.

Simultaneously with the closing of our IPO, we completed the private placement of 7,900,000 Private Placement Warrants, at a purchase price of $1.00 per Private Placement Warrant, to the Old Sponsor, generating gross proceeds to us of $7,900,000. Terms of the Private Placement Warrants are identical to those of the warrants sold as part of the units in our IPO except that, so long as they are held by our Sponsors or its permitted transferees, they (1) may be exercised for cash or on a cashless basis, (2) are not subject to being called for redemption (except in certain circumstances when the public warrants are called for redemption and a certain price per public share threshold is met), (3) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the our initial business combination and (4) they (including the ordinary shares issuable upon exercise thereof) are entitled to registration rights.

Of the gross proceeds received from our IPO and the sale of the Private Placement Warrants, $132,600,000 was deposited in the Trust Account.

On April 13, 2023, the Company held an extraordinary general meeting (the “First Extension Meeting”) where shareholders approved, among others, the amendment of the Articles by (i) extending the Termination Date from April 27, 2023 to November 27, 2023, provided that for each month extended beyond April 27, 2023, the Company shall deposit in the Trust Account the lesser of $150,000 or $0.0375 per public share not redeemed, (ii) providing holders of Class B ordinary shares the right to convert Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination at the election of the holder thereof, and (iii) removing the limitation that the Company shall not redeem public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001.

In connection with the First Extension Meeting, shareholders holding 7,399,517 Class A ordinary shares elected to redeem their shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $77.5 million (approximately $10.47 per Class A ordinary share) was released from the Trust Account to pay such holders and approximately $58.6 million remained in the Trust Account.

On September 29, 2023, the Company and the Sponsors entered into the Purchase Agreement. On October 6, 2023, the Sponsor Sale was consummated, purchase to which the New Sponsor acquired an aggregate of (i) 2,650,000 Class B ordinary shares and (ii) 7,900,000 Private Placement Warrants from the Old Sponsor, following which, the Old Sponsor owns 600,000 Class B ordinary shares and no Private Placement Warrant.

On October 25, 2023, the Company held an extraordinary general meeting (the “Second Extension Meeting”), at which shareholders approved, (i) the amendment of the Articles by extending the Termination Date from October 27, 2023 to January 27, 2024 for a deposit of the lesser of $240,000 and $0.06 for each public share not redeemed immediately after the Second Extension Meeting; and to allow the Company, without the need for any further approval of the shareholders, by resolutions of the Board, to further extend the Termination Date for up to 9 times, each time by one month, from January 27, 2024 up to October 27, 2024, for a deposit of the lesser of $80,000 and $0.02 for each public share not redeemed immediately after the Second Extension Meeting for each month extended, (ii) the proposal to amend the Trust Agreement to reflect the extension and to allow the Company to maintain any remaining amount in the Trust Account in an interest bearing demand deposit account at a bank, and (iii) approved the proposal to change the Company’s name from LatAmGrowth SPAC to Chenghe Acquisition I Co.

In connection with the Second Extension Amendment Proposal, shareholders holding 1,658,610 Class A ordinary shares elected to redeem their shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $18.1 million (approximately $10.94 per Class A ordinary share) was released from the Trust Account to pay such holders and approximately $43.0 million remained in the Trust Account.

On November 6, 2023, pursuant to the Trust Agreement, the Company instructed Continental Stock Transfer & Trust Company to hold all funds in the Trust Account in an interest-bearing bank deposit account. On November 8, 2023, to reflect the name change, the Company and the Trustee entered into Amendment No. 3 to the Investment Management Trust Agreement.

On November 8, 2023, the New Sponsor notified the Company that it elected to convert 1,058,127 Class B ordinary shares held by itself to the same number of Class A ordinary shares. On November 16, 2023, 1,058,127 Class B ordinary shares held by the New Sponsor were converted into the same number of Class A ordinary shares.

As previously announced, on December 22, 2023, the Company entered into a business combination agreement with the FST Parties, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company with the Company being the surviving company and as a direct, wholly owned subsidiary of CayCo and the Company will change its name to “FST Ltd.”. On September 10, 2024, the Company and FST Parties entered into an amendment to the Business Combination Agreement extending the Agreement End Date from 5:00 p.m. (Hong Kong time) on October 26, 2024 to 5:00 p.m. (Hong Kong time) on January 26, 2025 (or such later time mutually agreed upon by the Company and FST).

The Articles currently provide that we have until October 27, 2024 to consummate our initial business combination, or until such later date as may be approved by the Company’s shareholders in accordance with the Articles. The Board has determined that there may not be sufficient time before October 27, 2024 to complete an initial business combination. While we are using our best efforts to complete the Business Combination contemplated by the Business Combination Agreement as soon as practicable, the Board believes that in order to be able to complete the Business Combination, it is appropriate to obtain the Extension. The Board believes that an initial business combination opportunity is in the best interests of the Company and its shareholders. Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to complete an initial business combination to the Extended Date.

Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares, certain public shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting—Interests of our Sponsors, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 7,191,873 ordinary shares outstanding, of which 5,000,000 were public shares and 2,191,873 were founder shares. The founder shares carry voting rights in connection with the Proposals as our public shares. Pursuant to the Letter Agreement, the Sponsors shall vote any shares over which they have voting control in favor of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and they are not entitled to redeem any shares held by them in connection with the Extension Amendment Proposal.

Our principal executive offices are located at 38 Beach Road #29-11, South Beach Tower, Singapore. Our telephone number at such address is +(65) 9851 8611. Our corporate website address is https://chengheinv.com/chenghe-acquisition-i-co/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting will be held virtually via a live webcast at 9:00 a.m. E.S.T. on October 14, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/chengheacquisitioni/2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone dialing +1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 6906198#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. Shareholders who hold their investments through a bank or broker will need to contact their bank or broker to receive a control number. If you plan to vote at the Extraordinary General Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Extraordinary General Meeting issue you a guest control number with proof of ownership.

The Proposals. You are being asked to vote on the following proposals:

•	Proposal No. 1 – Articles Amendment Proposals. Two separate proposals, to approve, as special resolutions, to amend our Articles to (i) extend the Termination Date from October 27, 2024 to November 27, 2024 and to allow the Company, by Board resolutions, to further extend for up to five times, each time by one month, up to April 27, 2025 (i.e., the Extension Amendment Proposal); and (ii) remove the language which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the Termination Date (i.e., the Dissolution Expenses Amendment Proposal).

•	Proposal No. 2 – Trust Amendment Proposal. A proposal to approve by the affirmative vote of the holders of at least sixty-five (65%) of the issued and outstanding shares of the Company who attend and vote at the Extraordinary General Meeting the Amendment No.4 to the Investment Management Trust Agreement.

•	Proposal No. 3 – Adjournment Proposal. A proposal to approve an ordinary resolution to approve the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals, or if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of Nasdaq, or if the Board determines that it is no longer desirable to proceed with the Proposals.

Quorum. A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person (including by virtual means) or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 3,595,937 ordinary shares would be required to achieve a quorum. Our Sponsors in the aggregate hold 3,250,000 ordinary shares, therefore, we need 345,937 ordinary shares held by unaffiliated public shareholders to constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including by virtual means) at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you owned the ordinary shares at the close of business on October 14, 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of each of the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Trust Amendment Proposal requires affirmative vote of at least sixty-five percent (65%) of the votes cast of the then outstanding ordinary shares that attend and vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 7,191,873 ordinary shares outstanding, of which 5,000,000 were public shares and 2,191,873 were founder shares. The founder shares carry voting rights in connection with the Proposals as our public shares. Pursuant to the Letter Agreement, the Sponsors shall vote any shares over which they have voting control in favor of the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal, and they are not entitled to redeem any shares held by them in connection with the Extension Amendment Proposal.

If you do not want any proposal to be approved, you must vote “AGAINST” such proposal. If the Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the proposals.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the proposals.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our Board to approve the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal, the Trust Amendment Proposal and if presented, the Adjournment Proposal at the Extraordinary General Meeting. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares by virtual means (as provided herein) at the Extraordinary General Meeting. You may contact Sodali at:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Shareholders may call toll-free: +1 (800) 662-5200

Banks and Brokerage Firms, please call: +1 (800) 662-5200

Email: LATG.info@investor.sodali.com

Our Sponsors, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsors, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of our initial business combination or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

Additionally, in the event our Sponsors, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

•	our registration statement/proxy statement filed for our business combination transaction would disclose the possibility that our Sponsors, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;
•	if our Sponsors, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;
•	our registration statement/proxy statement filed for our business combination transaction would include a representation that any of our securities purchased by our Sponsors, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the business combination transaction;
•	our Sponsors, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and
•	we would disclose in a Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items:
➢	the amount of our securities purchased outside of the redemption offer by our Sponsors, directors, officers, advisors or any of their respective affiliates, along with the purchase price;
➢	the purpose of the purchases by our Sponsors, directors, officers, advisors or any of their respective affiliates;
➢	the impact, if any, of the purchases by our Sponsors, directors, officers, advisors or any of their respective affiliates on the likelihood that the business combination transaction will be approved;
➢	the identities of our security holders who sold to our Sponsors, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsors, directors, officers, advisors or any of their respective affiliates; and
➢	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) increase the likelihood of obtaining shareholder approval of the Proposals, (2) increase the likelihood of obtaining shareholder approval of the business combination, (3) reduce the number of public warrants outstanding and/or increase the likelihood of approval on any matters submitted to the public warrant holders for approval in connection with our initial business combination or (4) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Redemption Rights

Each of our public shareholders may submit an Election to, subject to the approval of the Proposals and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON OCTOBER 14, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decisions than those shareholders that tender their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Proposals at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its, his or her shares and decides prior to the vote at the Extraordinary General Meeting that it, he or she does not want to redeem such shares, the shareholder may withdraw the tender. If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public shareholder tenders shares and the Proposals are not approved, such shares will not be redeemed and will be returned (along with any applicable share certificates) to the shareholder promptly following the determination that the Proposals will not be approved. Our transfer agent will hold any share certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. Based upon the amount in the Trust Account as of September 20, 2024, which was approximately $45,706,278.91, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $11.60 at the time of the Extraordinary General Meeting. The closing price of the public shares on Nasdaq on September 27, 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $11.56. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Proposals at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Proposals would receive payment of the redemption price for such shares soon after the effectiveness of the Extension Amendment.

Interests of our Sponsors, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsors, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•	If the Proposals are not approved and we do not consummate our initial business combination by October 27, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because the holder of our founder shares has agreed to waive its rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to consummate our initial business combination within the required period.

•	In addition, simultaneously with the closing of our IPO, we sold an aggregate of 7,900,000 private placement warrants at a price of $1.00 per warrant in private placement transactions to our Old Sponsor which are now held by our New Sponsor. The Private Placement Warrants are each exercisable for one Class A ordinary share at $11.50 per share. If the Proposals are not approved and we do not consummate our initial business combination by October 27, 2024, the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our New Sponsor will be worthless.

•	Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

•	In order to protect the amounts held in the Trust Account, the New Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked the New Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the New Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that the New Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that the New Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

PROPOSAL NO. 1 – THE ARTICLES AMENDMENT PROPOSALS

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date and to remove the language which permits the Company to remove up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the Termination Date. A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the resolution in Annex A.

Reasons for the Article Amendment Proposals

The purpose of the Article Amendment Proposals is to allow us more time to consummate an initial business combination.

As previously announced, on December 22, 2023, the Company entered into a business combination agreement with the FST Parties, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company with the Company being the surviving company and as a direct, wholly owned subsidiary of CayCo and the Company will change its name to “FST Ltd.”. On September 10, 2024, the Company and FST Parties entered into an amendment to the Business Combination Agreement extending the Agreement End Date from 5:00 p.m. (Hong Kong time) on October 26, 2024 to 5:00 p.m. (Hong Kong time) on January 26, 2025 (or such later time mutually agreed upon by the Company and FST).

The Articles currently provide that if the Company does not complete an initial business combination by October 27, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

We believe that the provision of the Articles escribed in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Articles. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination (including the Business Combination) and our belief that an initial business combination offers an attractive investment for our shareholders, the Extension is warranted. We will continue to use our best effort to complete the Business Combination as soon as possible.

The Dissolution Expenses Amendment will restrict the Company from accessing interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the Termination Date. As a result, public shareholders would receive higher per-share distribution if the Company fails to consummate a business combination by the Termination Date and liquidates.

The approval of each of the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal is cross-conditioned on the approval of the other proposal.

If the Proposals are Not Approved

If the Proposals are not approved and we do not consummate our initial business combination by October 27, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsors, will not receive any monies held in the Trust Account pursuant to the Letter Agreement.

If the Proposals are Approved

Upon approval of Proposals by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto and the amendments to the Trust Agreement that are set forth in Annex B hereto will become effective. We will remain a reporting company under the Exchange Act, and our units and public shares will remain publicly traded.

If the Proposals are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Proposals are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $45,706,278.91 that was in the Trust Account as of September 20, 2024. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Proposals are approved but we do not consummate our initial business combination by the Extended Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any (less taxes payable), divided by the number of then-outstanding public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsors, will not receive any monies held in the Trust Account pursuant to the Letter Agreement.

The Company is listed on The Nasdaq Global Market. Nasdaq Listing Rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of the Company, would be January 27, 2025. Nasdaq Listing Rule IM-5810-1 provides that Nasdaq will inform a company that its securities are immediately subject to suspension and delisting in the event that the company fails to comply with rule IM-5101-2. If the Proposals are approved and the Company elects to extend the Termination Date of the Company beyond January 27, 2025, such extension would extend the Company’s life beyond such 36-month deadline. As a result, the Company’s securities will be delisted and such delisting could limit investors’ ability to make transactions in its securities and subject the Company to additional trading restrictions. For further information on risks associated with the approval of the Extension Amendment Proposal, please refer to “Risk Factors – The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.”

The Board’s Recommendation

As discussed above, after careful consideration of all relevant factors the Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders.

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal is set out in Annex A of this Proxy Statement.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal and the Dissolution Expenses Amendment Proposal.

PROPOSAL NO. 2 – THE TRUST AMENDMENT PROPOSAL

Overview

We are proposing to amend the Trust Agreement as set forth in Annex B of this Proxy Statement. The Trust Amendment would amend the Trust Agreement to reflect the Extension as contemplated by the Extension Amendment Proposal and the Dissolution Expenses Amendment as contemplated by the Dissolution Expenses Amendment Proposal.

Reasons for the Trust Amendment Proposal

The purpose of the Trust Amendment Proposal is to reflect (i) the Extension and (ii) the Dissolution Expenses Amendment. We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination, including the proposed Business Combination with FST. For the Company to implement the Extension and the Dissolution Expenses Amendment, the Trust Agreement must be amended accordingly.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by October 27, 2024, the Company will cease operations and liquidate as described above under “If the Proposals are Not Approved.”

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our founder shares, our Sponsors, will not receive any monies held in the Trust Account pursuant to the Letter Agreement.

If the Trust Amendment Proposal is Approved

Upon approval of the Trust Amendment Proposal by the requisite number of votes and the approval of all other Proposals by the requisite number of votes, the amendments to the Trust Agreement will become effective and the Extension is implemented, as described above under “If the Proposals are Approved.”

If the Trust Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date, the Company will cease operations and liquidate as described above under “If the Proposals are Approved.”

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Trust Amendment Proposal.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or (y) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of Nasdaq or (z) if the Board determines that it is no longer desirable to proceed with the Proposals.

If the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes to approve the Proposals or if due to redemptions in connection with the Extension Amendment Proposal, the Company would not adhere to the continued listing requirements of Nasdaq or if the Board determines that it is no longer desirable to proceed with the Proposals.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS MAKING THE ELECTION

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Extension Amendment Proposal, and (ii) that make the Election if the Extension is implemented. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment).

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could adversely affect the accuracy of the statements in this discussion. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to a particular holder in light of their particular circumstances or status, including:

•	our Sponsors or its affiliates, our directors and officers, or to any person holding Class B ordinary shares (or Class A ordinary shares issued upon conversion of such Class B ordinary shares) or Private Placement Warrants;

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•	persons that acquired ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	“specified foreign corporations” (including controlled foreign corporations);

•	passive foreign investment companies;

•	partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes, or persons that hold the public shares through such a partnership or pass-through entity;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	persons deemed to sell public shares under the constructive sale provisions of the Code;

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds;

•	tax-qualified pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code; or

•	U.S. expatriates or former long-term residents of the United States.

We have not sought, and do not intend to seek, any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Election to them.

THIS DISCUSSION IS NOT TAX ADVICE AND IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH MAKING THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES. EACH HOLDER OF PUBLIC SHARES SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR APPLICATION OF TAX LAWS TO SUCH HOLDER AND THE TAX CONSEQUENCES TO SUCH HOLDER OF THE PROPOSALS AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one public share and one-half of one warrant is separable at the option of the holder, we are treating each public share and one-half of one warrant held by a holder in the form of a single unit as separate instruments and are assuming that the unit itself will not be treated as an integrated instrument. Accordingly, consistent with the foregoing treatment, the cancellation or separation of the units in connection with the exercise of redemption rights pursuant to the Election generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Tax Treatment of Non-Redeeming Shareholders

A Holder (including a Holder that votes in favor of the Extension Amendment Proposal) who does not elect to redeem its Public Shares will continue to own its Public Shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,

2.	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.	a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “—PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to the Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “—Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares (including any public shares constructively owned by the U.S. Holder as a result of owning warrants). The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “—Taxation of Distributions.”

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding shares in the Company may be subject to special reporting requirements with respect to a redemption of public shares, and such U.S. Holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “—PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally not be eligible for preferential long-term capital gains rates. Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it. Because we may not maintain calculations of earnings and profits under U.S. federal income tax principles, it is expected that the full amount of distributions (if any) paid by us will be reported as dividends for U.S. federal income tax purposes.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “—PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S. Holder’s adjusted tax basis in its ordinary shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the U.S. Holder’s initial basis for the public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. If the running of the holding period for the public shares is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. However, it is unclear whether the redemption rights with respect to the public shares described in this Proxy Statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

The treatment of U.S. Holders of public shares could be materially different from that described above if we are or were treated as a PFIC under U.S. federal income tax principles.

In general, a non-U.S. corporation is a PFIC for U.S. federal income tax purposes for any taxable year in which (i) 50% or more of the value of its assets (generally determined on the basis of a weighted quarterly value of such assets) consists of assets that produce, or are held for the production of, passive income, or (ii) 75% or more of its gross income consists of passive income. Passive income generally includes dividends, interest, royalties, rents, investment gains, net gains from the sales of property that does not give rise to any income and net gains from the sale of commodities (subject to certain exceptions, such as an exception for certain income derived in the active conduct of a trade or business). Cash and cash equivalents are passive assets. For purposes of the PFIC rules, a non-U.S. corporation that owns, directly or indirectly, at least 25% by value of the stock of another corporation is treated as if it held its proportionate share of the assets of the other corporation and received directly its proportionate share of the income of the other corporation. The determination of whether a foreign corporation is a PFIC is made annually.

Because the Company is a blank check company with no current active business, and based upon the composition of its income (i.e., interest and dividends) and assets (e.g., cash), and upon a review of its financial statements, the Company believes that it likely was a PFIC since its first taxable year and likely will be considered a PFIC for its taxable years ending December 31, 2022 and December 31, 2023. Our PFIC status for our current taxable year ending December 31, 2024, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination and the composition of our assets and income after such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year or for future taxable years. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for public shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares (“QEF Election”), a QEF Election along with a purging election, or a ”mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

•	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such public shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•	the amount of gain allocated to each other taxable year (or portion thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

•	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year or portion thereof (described in the third bullet above) of such U.S. Holder.

Pursuant to these rules, subject to the discussion under “—QEF Elections” and “—Mark-to-Market Elections” below, if we are determined to be a PFIC, any income or gain recognized by a U.S. Holder pursuant to the Election would generally be subject to the special and adverse tax rules described above.

QEF Elections

In general, a U.S. Holder of public shares may avoid certain of the adverse PFIC tax consequences described above in respect of the public shares by making and maintaining a timely and valid QEF Election for the first taxable year in which we were treated as a PFIC that is included in the U.S. Holder’s holding period for its public shares, pursuant to which such electing U.S. Holder would be required to include in income its pro rata share of our net capital gains as long-term capital gains and other earnings and profits as ordinary income on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends.

Additionally, a U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. A QEF Election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF Election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF Elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF Election under their particular circumstances.

To comply with the requirements of a QEF Election, a U.S. Holder must receive a “PFIC Annual Information Statement” from us. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided. Further there is no assurance that the Company will timely provide a PFIC Annual Information Statement. Alternatively, if we are a PFIC in a taxable year and if the U.S. Holder does not make and maintain a timely and valid QEF Election for the first taxable year in which we are treated as a PFIC that is included in the U.S. Holder’s holding period for its public shares, the U.S. Holder may avoid certain of the adverse PFIC tax consequences described above in respect of public shares by making a timely and valid QEF Election for a subsequent year, along with a “purging election” with respect to its shares. Under one type of purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an “excess distribution,” as described above. As a result of this election, the U.S. Holder will have additional basis (to the extent of any gain recognized in the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in such holder’s public shares.

In addition, a U.S. Holder may not make a QEF Election with respect to its warrants to acquire public shares. As a result, if a U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants) and we were a PFIC at any time during the U.S. Holder’s holding period of such warrants, proposed Treasury regulations would provide that any gain generally will be treated as an excess distribution, taxed as described above. If a U.S. Holder that exercises such warrants properly makes a QEF Election with respect to the newly acquired public shares (or has a properly maintained QEF Election in effect with respect to its public shares), the QEF Election will apply to the newly acquired public shares. Notwithstanding the foregoing, the adverse tax consequences relating to shares in a PFIC, adjusted to take into account the current income inclusions resulting from the QEF Election, may continue to apply with respect to such newly acquired public shares (which may be deemed to have a holding period for purposes of the PFIC rules that includes all or a portion of the period the U.S. Holder held the warrants), unless the U.S. Holder makes a purging election (discussed above). As a result of a purging election, the U.S. Holder will have a new basis and holding period in the public shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

Mark-to-Market Elections

Alternatively, if we are a PFIC and if the public shares are “regularly traded” on a “qualified exchange,” a U.S. Holder could make a mark-to-market election that would result in tax treatment different from the general tax treatment for PFICs described above. The public shares will be treated as regularly traded for any calendar year in which more than a de minimis quantity of public shares are traded on a qualified exchange on at least 15 days during each calendar quarter. The Nasdaq, where the public shares are listed, is a qualified exchange for this purpose. No assurance can be given that the public shares are considered to be marketable stock for purposes of the mark-to-market election for any taxable year or whether the other requirements of this election are satisfied. If a mark-to-market election is available and a U.S. Holder of public shares makes the mark-to-market election, the U.S. Holder generally will recognize as ordinary income any excess of the fair market value of the public shares at the end of each taxable year over their adjusted tax basis, and will recognize an ordinary loss in respect of any excess of the adjusted tax basis of the public shares over their fair market value at the end of the taxable year, but only to the extent of the net amount of income previously included as a result of the mark-to-market election. If a U.S. Holder makes the mark-to-market election, the U.S. Holder’s tax basis in the public shares will be adjusted to reflect the income or loss amounts recognized. Any gain recognized on the sale or other disposition of public shares in a year in which we are a PFIC will be treated as ordinary income and any loss will be treated as an ordinary loss (but only to the extent of the net amount of income previously included as a result of the mark-to-market election, with any excess treated as a capital loss). If a mark-to-market election is available and a U.S. Holder makes the mark-to-market election, distributions paid on public shares will be treated as discussed under “—Taxation of Distributions” above. U.S. Holders should consult their tax advisors regarding the availability and advisability of making a mark-to-market election in their particular circumstances. U.S. Holders should note that there is no provision in the Code, Treasury regulations or other official IRS guidance that would give them the right to make a mark-to-market election with respect to any entity in which we own interests that is also a PFIC (a “Lower-tier PFIC”), the shares of which are not regularly traded, and, therefore, the general rules applicable to ownership of a PFIC described above could continue to apply to a U.S. Holder with respect to any Lower-tier PFIC, even if the U.S. Holder made a mark-to-market election with respect to its public shares. Currently, a mark-to-market election may not be made with respect to our warrants.

PFIC Filing Requirements

If we are PFIC for any taxable year during which a U.S. Holder owns (or is deemed to own) any public shares, subject to certain limited exceptions set forth in applicable Treasury regulations, the U.S. Holder will be required to file annual reports (such as an IRS Form 8621, whether or not a QEF or mark-to-market election is made) with the IRS with respect to us and any Lower-tier PFIC.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of the public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

Generally

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of public shares that is neither a “U.S. person” nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Regardless of whether the redemption is treated as a sale of public shares or as a corporate distribution on the public shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States). If the public shares are so attributable, then the U.S. federal income tax consequences to a Non-U.S. Holder of public shares that makes the Election will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above.

If a Non-U.S. Holder that holds its public shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States) makes the Election, it will generally be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, may also be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid certain U.S. information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a tax treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of September 20, 2024, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our Class A ordinary shares or Class B ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares (of the applicable type) beneficially owned by them.

The percentage of beneficial ownership of the Company in the table below is calculated based on 7,191,873 ordinary shares, consisting of (i) 5,000,000 Class A ordinary shares and (ii) 2,191,873 Class B ordinary shares, issued and outstanding.

Name and Address of Beneficial Owner(l)	Number of Class A Ordinary Shares Beneficially Owned	Percentage of Issued and Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Percentage of Issued and Outstanding Class B Ordinary Shares	Percentage of Outstanding Ordinary Shares
Richard Qi Li(3)	1,058,127	21.2%	1,591,873	72.6%	36.9%
Shibin Wang	—	—	—	—	—
Yixuan Yuan	—	—	—	—	—
Zhaohai Wang
Kwan Sun	—	—	—	—	—
Ning Ma	—	—	—	—	—
James Zhang	—	—	—	—	—
All officers and directors as a group (six individuals)	—	—	—	—	—
Greater than 5% Holders:
Chenghe Investment I Limited(3)	1,058,127	21.2%	1,591,873	72.6%	36.9%
LatAmGrowth Sponsor LLC(4)	—	—	600,000	27.4%	8.3%
First Trust Capital Solutions L.P.(5)	367,260	7.3%	—	—	5.1%
Mizuho Financial Group, Inc.(6)	366,926	7.3%	—	—	5.1%
Polar Asset Management Partners Inc.(7)	360,000	7.2%	—	—	5.0%
Periscope Capital Inc.(8)	252,100	5.0%	—	—	3.5%
Wolverine Asset Management, LLC(9)	251,527	5.0%	—	—	3.5%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following is 38 Beach Road, #29-11, South Beach Tower Singapore 189767.
(2)	Interests shown consist solely of Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of the Company’s initial business combination on a one-for-one basis, subject to adjustment, or, at any earlier time at the option of the holders thereof.
(3)	Chenghe Investment I Limited, the New Sponsor, is the record holder of such shares. Chenghe Group Limited, a British Virgin Islands incorporated company, owns 100% of the voting securities of the New Sponsor. Mr. Richard Qi Li, who holds 100% of the voting securities of Chenghe Group Limited, may be entitled distributions of the founder shares and has voting and investment discretion with respect to the ordinary shares held by Chenghe Group Limited through held of record by the New Sponsor. Mr. Richard Qi Li disclaims beneficial ownership over any securities owned by the New Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(4)	LatAmGrowth Sponsor LLC, the Old Sponsor, is the record holder of such shares and is controlled by a board of managers initially consisting of Gerard Cremoux, Eduardo Cortina and Gerardo Mendoza. Each manager of LatAmGrowth Sponsor LLC has one vote, and the approval of two of the three members of the board of managers is required to approve an action of LatAmGrowth Sponsor LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to LatAmGrowth Sponsor LLC. Based upon the foregoing analysis, no individual manager of LatAmGrowth Sponsor LLC exercises voting or dispositive control over any of the securities held by LatAmGrowth Sponsor LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly.
(5)	Based on a Schedule 13G filed on February 14, 2024 jointly by First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”), VARBX beneficially owns 360,537 Class A ordinary shares, FTCM, FTCS and Sub GP beneficially own 367,260 Class A ordinary shares. FTCM is an investment adviser that provides investment advisory services to, among others, VARBX. FTCS and Sub GP are control persons of FTCM. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.
(6)	Based on a Schedule 13G filed on February 13, 2024, the shares are beneficially owned by Mizuho Financial Group, Inc., whose business address is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.
(7)	Based on a Schedule 13G filed on February 9, 2024, the shares are beneficially owned by Polar Asset Management Partners Inc., whose business address is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.
(8)	Based on a Schedule 13G filed on February 9, 2024, the shares are beneficially owned by Periscope Capital Inc., whose business address is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.
(9)	Based on a Schedule 13G filed on February 8, 2024, the shares are beneficially owned by Wolverine Asset Management, LLC (“WAM”), whose sole member and manager is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. The business address of WAM, Wolverine Holdings, Robert R. Bellick and Christopher L. Gust are c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, IL 60604.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at via email to chenghe@chenghecap.com to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS

If the Proposals are approved and the Extension is implemented, we anticipate that we will hold another extraordinary general meeting before the Extended Date to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate a business combination within the required timeframe, the Company’s next annual general meeting of shareholders will be held at a future date to be determined by the post-business combination company. If the Proposals are not approved, or if they are approved but we do not consummate a business combination before the Extended Date, the Company will dissolve and liquidate and there will be no annual general meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Shareholders may call toll-free: +1 (800) 662-5200

Banks and Brokerage Firms, please call: +1 (800) 662-5200

Email: LATG.info@investor.sodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to us via email to chenghe@chenghecap.com.

If you are a shareholder of the Company and would like to request documents, please do so by October 7, 2024 (five business days prior to the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

Of

Chenghe Acquisition I Co.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by deleting Article 49.7 in its entirety and replacing it with the following:

“49.7 In the event that the Company does not consummate a Business Combination on or before the First Phase Extended Date, or, if the Board has resolved to extend the period of time to consummate a Business Combination beyond the First Phase Extended Date, as permitted by this Article 49.7, by the applicable Second Phase Extended Date, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a)       cease all operations except for the purpose of winding up;

(b)       as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)       as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by November 27, 2024, the Company may, without the need for any further action, approvals or resolutions by or from the Members, elect to extend the date to consummate the Business Combination beyond November 27, 2024 on a monthly basis for up to five times, each time by one month, by resolutions of the Directors, prior to the last day before the applicable Extended Date. For the avoidance of doubt, the Company may decide to terminate each extended monthly period, provided that the Company shall have deposited into the Trust Account, for such extended monthly period, US$0.025 for each Public Share that has not been redeemed as of October 14, 2024.

For the purpose of this Article 49.7 and Article 49.8, the period from October 27, 2024 (exclusive) to November 27, 2024 (inclusive) is being referred to as the “First Phase Extension Period,” and each of the one-month extension periods after November 27, 2024 (exclusive) until April 27, 2024 (inclusive) is being referred to as a “Second Phase Extension Period.” Each of the First Phase Extension Period and the Second Phase Extension Periods is an “Extension Period.” November 27, 2024 is being referred as the “First Phase Extended Date,” and the last day of each Second Phase Extension Period is being referred to as a “Second Phase Extended Date,” with the first Second Phase Extended Date being December 27, 2024 and the last Second Phase Extended Date being April 27, 2025. “Extended Date” means each of the First Phase Extended Date and the Second Phase Extended Date, as appropriate.

In connection with the extensions, the Company shall deposit in the Trust Account for each month extended beyond October 27, 2024 US$0.025 for each Public Share that has not been redeemed as of October 14, 2024. The First Phase Extension Contribution shall be deposited in the Trust Account on or before November 4, 2024. Each Second Phase Extension Contribution, if applicable, shall be deposited into the Trust Account on or before on the seventh day of the applicable Second Phase Extension Period. Each of the First Phase Extension Contribution and Second Phase Extension Contributions is being referred to as an “Extension Contribution.” If any day when an Extension Contribution is scheduled to be deposited is not a business day in New York City, New York, or Hong Kong, the Company is entitled to make such Extension Contribution on the immediate next day which is a business day in New York City, New York and Hong Kong.

For the avoidance of doubt, the Board may, prior to the last day of an Extension Period, pass a resolution to terminate such Extension Period, provided that the Company shall have deposited into the Trust Account the Extension Contribution for such Extension Period.”

ANNEX B

PROPOSED AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 4 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of October 14, 2024, by and between Chenghe Acquisition I Co. (f/k/a LatAm Growth SPAC), a Cayman Islands exempted company (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated January 24, 2022 by and between the parties hereto, as amended by Amendment No. 1 dated April 13, 2023, Amendment No. 2 dated October 25, 2023 and Amendment No. 3 dated November 8, 2023 (the “Trust Agreement”).

WHEREAS, Section 6(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may not be modified, amended or deleted without the affirmative vote of holders of sixty-five percent (65%) of the votes cast of the then outstanding ordinary shares of the Company, voting together as a single class;

WHEREAS, the Company obtained the requisite vote of the shareholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.            Amendment to Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) First Phase Extended Date (or up to the relevant Second Phase Extended Date, as may be extended by the Company if the sponsor (or its affiliates or designees), upon notice prior to the deadline, deposits into the Trust Account for the relevant Extension Contribution) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable), shall be distributed to the Public Shareholders of record as of such date;”

2.            Amendment to Definition. The following defined term in the Trust Agreement shall be amended and restated in its entirety:

““Extension Contribution” means any of the First Phase Extension Contribution and the Second Phase Extension Contributions. For the avoidance of doubt, with respect to the First Phase Extension Period, the First Phase Extension Contribution shall be deposited on or before November 4, 2024, and, with respect to each Second Phase Extension Period, each Second Phase Extension Contribution shall be deposited on or before the seventh day after the Second Phase Extension Date that is immediately preceding to such date, provided that if any date when an Extension Contribution is scheduled to be deposited is not a business day in New York City, New York, or Hong Kong, such Extension Contribution shall be paid on the immediate next day which is a business day in New York City, New York and Hong Kong.

“First Phase Extended Date” shall mean November 27, 2024.

“First Phase Extension Period” shall mean the one-month extension period from October 27, 2024 (exclusive) to November 27, 2024 (inclusive).

“First Phase Extension Contribution” shall mean, with respect to the First Phase Extension Period, the deposit of $0.025 per public share that is not elected to be redeemed as of October 14, 2024.

“Second Phase Extended Date” shall mean the last day of any Second Phase Extension Period. For the avoidance of doubt, the first Second Phase Extended Date is December 27, 2024, and the last possible Second Phase Extended Date is April 27, 2025.

“Second Phase Extension Period” shall mean any one-month extension period authorized by the Board from December 27, 2024 (exclusive) up to April 27, 2025 (inclusive).

“Second Phase Extension Contribution” shall mean, with respect to each Second Phase Extension Period, the deposit of $0.025 per public share that is not elected to be redeemed as of October 14, 2024.

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated January 24, 2022, by and between LatAmGrowth SPAC and Continental Stock Transfer & Trust Company, as amended by the Amendment No. 1 to Investment Management Trust Agreement dated April 13, 2023, Amendment No. 2 dated October 25, 2023 and Amendment No. 3 dated November 8, 2023.”

3.            Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

4.            Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

5.            Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

6.            Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

7.            Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

8.          Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

Chenghe Acquisition I Co.

By:
	Name:	Yixuan Yuan
	Title:	Chief Executive Officer

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

PROXY CARD Chenghe Acquisition I Co. PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be General Meeting of Shareholders (the “Extraordinary General Meeting”) of Chenghe Acquisition I Co. (the “Company”), to be held via teleconference as described in the proxy statement on October 14, 2024 at 9:00 a.m. Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSALAND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (Continued and to be marked, dated and signed on reverse side) P Held on October 14, 2024: This notice of meeting, the accompany proxy statement, proxy card and annual R report are available at https://www.cstproxy.com/chengheacquisitioni/2024. O The undersigned hereby appoints Yixuan Yuan as proxy of the undersigned to attend the Extraordinary X Y then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, C dated September 30, 2024 (the “Notice”), a copy of which has been received by the undersigned, as follows: A NOTE: IN THEIR DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER R D

Chenghe Acquisition I Co. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. 1. Proposal No. 1 – The Articles Amendment Proposals – to approve, as special resolutions, two separate proposals relating to the amendment of the Articles: (a) The Extension Amendment Proposal – as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as amended by a special resolution of the Company’s shareholders on April 13, 2023 and October 25, 2023, the “Articles”) as provided by the resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend (the “Extension”) the date (the “Termination Date”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s then issued and outstanding Class A ordinary shares (the “public shares”), from October 27, 2024 to November 27, 2024 for a deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting; and to allow the Company, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company (the “Board”), to further extend the Termination Date for up to five times, each time by one month, from November 27, 2024 up to April 27, 2025, and each time for the deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting. For the avoidance of doubt, the Company may, by resolutions of the Board, terminate any Second Phase Extension Period (as defined below) at any time up to the applicable Extended Date (as defined below), provided that the Company shall have deposited the applicable Second Phase Extension Contribution (as defined below) for such Second Phase Extension Period (as defined below); and (b) The Dissolution Expenses Amendment Proposal – as a special resolution, the amendment of the Articles as provided by the resolution in the form set forth in Annex A to this Proxy Statement (the “Dissolution Expenses Amendment”) to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the trust account (the “Trust Account”) established in connection with the initial public offering (“IPO”) of the Company’s securities to pay dissolution expenses if the Company fails to consummate a business combination by the Termination Date (the “Dissolution Expenses Amendment Proposal” and together with the Extension Amendment Proposal, the “Articles Amendment Proposals”). 2. Proposal No. 2 – The Trust Amendment Proposal – to approve, by the affirmative vote of the holders of at least sixty-five percent (65%) of the issued and outstanding shares of the Company who attend and vote at the Extraordinary General Meeting, as provided in Annex B to this Proxy Statement, Amendment No. 4 to the Investment Management Trust Agreement, dated January 24, 2022, as amended on April 13, 2023, October 25, 2023 and November 8, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to (i) reflect the Extension and (ii) the Dissolution Expenses Amendment (the “Trust Amendment Proposal” and together with the Articles Amendment Proposals, the “Proposals”). 3. Proposal No. 3 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or (y) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) or (z) if the Board determines that it is no longer desirable to proceed with the Proposals (the “Adjournment Proposal”). Please mark vote as indicated in this example X Dated: , 2024 Signature (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN